UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments. — The schedule of investments for the period ended July 31, 2013, is filed herewith.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS

July 31, 2013 (Unaudited)

Security Description	Coupon	Maturity			Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 65.5%
Aerospace & Defense — 0.2%
Silver II Borrower / Silver II US Holdings LLC (a)	7.75%	12/15/2020			$700	$733,250

Auto Components — 1.4%
Chassix, Inc. (a)	9.25%	8/1/2018			3,600	3,753,000
Exide Technologies (b)	8.63%	2/1/2018			1,200	706,500
						4,459,500
Capital Markets — 2.2%
Lehman Brothers Escrow Holdings (b) (c)	5.25%	2/6/2012			28,350	7,016,625

Chemicals — 1.7%
Chemtura Corp.	5.75%	7/15/2021			3,250	3,233,750
Perstorp Holding AB (a)	8.75%	5/15/2017			425	437,750
Tronox Finance LLC (a)	6.38%	8/15/2020			2,125	2,034,687
						5,706,187
Commercial Banks — 1.4%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020			4,250	4,496,500

Communications Equipment — 3.0%
Aspect Software, Inc.	10.63%	5/15/2017			605	614,075

Avaya, Inc.:
	9.00%	4/1/2019	(a)		8,150	7,803,625
	10.50%	3/1/2021	(a)		1,900	1,458,250
						9,875,950
Construction Materials — 1.1%
Faenza GmbH (a)	8.25%	8/15/2021		EUR	2,750	3,713,339

Consumer Finance — 1.1%
Springleaf Finance Corp. (a)	6.00%	6/1/2020			$4,000	3,690,000

Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	2,150	3,060,470

Diversified Consumer Services — 0.8%
Monitronics Escrow Corp. (a)	9.13%	4/1/2020			$2,400	2,490,000

Diversified Telecommunication Services — 0.2%
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019		EUR	500	788,232

Electric Utilities — 5.6%
Edison Mission Energy:
	7.00%	5/15/2017	(b)		$5,110	3,142,650
	7.20%	5/15/2019	(b)		305	186,050
	7.50%	6/15/2013	(b)		2,960	1,798,200
	7.75%	6/15/2016	(b)		625	379,688
Energy Future Holdings Corp.:
	10.00%	12/1/2020			2,000	2,165,000
	11.00%	10/1/2021			5,100	5,533,500
Energy Future Holdings Corp. PIK (a)	11.25%	12/1/2018			5,872	5,064,735
						18,269,823
Energy Equipment & Services — 6.0%
Globe Luxembourg SCA (a)	9.63%	5/1/2018			1,700	1,676,302
Hercules Offshore, Inc.:
	8.75%	7/15/2021	(a)		4,485	4,709,250
	10.25%	4/1/2019	(a)		5,635	6,226,675
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016			4,000	4,240,000
Tervita Corp. (a)	8.00%	11/15/2018			2,675	2,771,969
						19,624,196
Food & Staples Retailing — 1.3%
New Albertsons, Inc.:
	6.63%	6/1/2028			350	241,938
	7.45%	8/1/2029			75	57,000
	8.00%	5/1/2031			150	117,000
	8.70%	5/1/2030			4,610	3,762,912
						4,178,850

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Health Care Providers & Services — 0.3%
Tenet Healthcare Corp.	6.88%	11/15/2031			$1,225	$1,065,750

Hotels, Restaurants & Leisure — 4.9%
Boyd Gaming Corp.	9.00%	7/1/2020			5,917	6,331,190
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020			4,860	4,544,100
Gala Electric Casinos PLC (a)	11.50%	6/1/2019		GBP	1,225	2,008,030
Gala Group Finance PLC (a)	8.88%	9/1/2018			1,225	2,002,831
PNK Finance Corp. (a)	6.38%	8/1/2021			$1,000	1,007,500
						15,893,651
Household Durables — 1.6%
Beazer Homes USA, Inc.	9.13%	5/15/2019			2,150	2,289,750
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020			2,600	2,853,500
						5,143,250
Independent Power Producers & Energy Traders — 0.8%
Ameren Energy Generating Co.:
	6.30%	4/1/2020			771	597,525
	7.00%	4/15/2018			1,275	1,058,250
	7.95%	6/1/2032			1,150	885,500
						2,541,275
Industrial Conglomerates — 0.5%
Edgen Murray Corp. (a)	8.75%	11/1/2020			1,605	1,605,000

Insurance — 4.9%
Ambac Assurance Corp. (a) (c)	5.10%	6/7/2020			10,800	9,828,000
MBIA Insurance Corp. (a)(c)	11.53%	1/15/2033			1,750	1,430,625
MBIA, Inc.	7.15%	7/15/2027			4,750	4,607,500
						15,866,125
IT Services — 2.6%
First Data Corp. (a)	8.25%	1/15/2021			8,075	8,438,375

Machinery — 2.3%
Meritor, Inc.	6.75%	6/15/2021			5,000	4,975,000
Milacron LLC / Mcron Finance Corp. (a)	7.75%	2/15/2021			2,640	2,692,800
						7,667,800
Marine — 1.2%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019			4,200	3,995,250

Media — 5.5%
Cengage Learning Acquisitions, Inc. (a) (b)	11.50%	4/15/2020			2,800	2,093,000
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			1,800	1,795,500
	11.25%	3/1/2021			1,500	1,601,250
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			1,225	1,292,375
Gibson Brands, Inc. (a)	8.88%	8/1/2018			1,225	1,258,687
Gray Television, Inc.	7.50%	10/1/2020			5,300	5,578,250
Univision Communications, Inc.:
	6.75%	9/15/2022	(a)		2,075	2,230,625
	8.50%	5/15/2021	(a)		2,000	2,200,000
						18,049,687
Metals & Mining — 1.2%
AK Steel Corp. (a)	8.75%	12/1/2018			30	31,800
Schmolz + Bickenbach Luxembourg SA (a)	9.88%	5/15/2019		EUR	2,775	3,848,619
						3,880,419
Multiline Retail — 1.3%
JC Penney Corp, Inc.:
	5.65%	6/1/2020			$4,650	3,749,063
	5.75%	2/15/2018			725	623,500
						4,372,563

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Oil, Gas & Consumable Fuels — 7.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp.	9.63%	8/1/2020			$4,855	$5,364,775
CHC Helicopter SA	9.38%	6/1/2021			8,375	8,312,187
Connacher Oil and Gas Ltd.:
	8.50%	8/1/2019	(a)		2,405	1,629,388
	8.75%	8/1/2018	(a)	CAD	125	82,757
Halcon Resources Corp.	8.88%	5/15/2021			$6,000	6,060,000
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020			1,320	1,372,800
Murray Energy Corp. (a)	8.63%	6/15/2021			200	203,000
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II (a)	6.50%	5/15/2021			500	485,000
						23,509,907
Road & Rail — 1.4%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020			4,325	4,465,562

Textiles, Apparel & Luxury Goods — 0.5%
Quiksilver, Inc. / QS Wholesale, Inc.:
	7.88%	8/1/2018	(a)		480	501,600
	10.00%	8/1/2020	(a)		960	991,200
						1,492,800
Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc.	9.00%	6/15/2017			500	567,500

Wireless Telecommunication Services — 2.2%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020		GBP	2,625	4,282,795
NII International Telecom Sarl (a)	7.88%	8/15/2019			$3,175	3,048,000
						7,330,795
TOTAL CORPORATE BONDS & NOTES (Cost $214,356,213)						213,988,631

CONVERTIBLE BONDS — 6.5%
Machinery — 2.6%
Meritor, Inc. (a)	7.88%	3/1/2026			6,745	8,545,072

Thrifts & Mortgage Finance — 3.9%
MGIC Investment Corp.:
	2.00%	4/1/2020			5,950	7,887,469
	9.00%	4/1/2063	(a)		1,875	2,133,984
Radian Group, Inc.	2.25%	3/1/2019			1,770	2,608,538
						12,629,991
TOTAL CONVERTIBLE BONDS (Cost $19,959,394)						21,175,063

MUNICIPAL BONDS — 0.0% (d)
Other — 0.0% (d)
Detroit, MI, Retirement System Funding Trust 2005 (b)	4.95%	6/15/2025			30	12,750
TOTAL MUNICIPAL BONDS (Cost $12,300)						12,750

SENIOR LOANS — 15.7% (e)
Chemicals — 1.7%
MacDermid, Inc. Second Lien Term Loan (f)	7.75%	12/7/2020			3,070	3,100,700
Oxea SARL 2nd Lien Term Loan (f)	8.25%	6/6/2020			2,500	2,493,750
						5,594,450
Communications Equipment — 1.3%
Alcatel Lucent Term Loan C (f)	7.25%	1/30/2019			4,112	4,196,531

Containers & Packaging — 1.1%
Caraustar Industries, Inc. Term Loan (f)	7.50%	5/1/2019			340	345,950
Clondalkin Acquisitions B.V. 2nd Lien Term Loan (f)	10.00%	11/28/2020			3,080	3,026,100
						3,372,050

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Distributors — 1.1%
Bonhom SAS Term Loan B (f)	4.60%	1/31/2015	EUR	875	$978,773
Bonhom SAS Term Loan C (f)	4.85%	1/31/2016		2,375	2,672,468
					3,651,241
Electric Utilities — 0.4%
Texas Competitive Electric Holdings Company, LLC Term Loan (f)	4.72%	10/10/2017	$1,950		1,367,165

Energy Equipment & Services — 3.9%
Drillships Financing Holding Inc. Term Loan B1 (f)	6.00%	3/31/2021		5,000	5,056,250
Stallion Oilfield Services, Ltd. Term Loan (f)	8.00%	6/19/2018		7,768	7,748,580
					12,804,830
Hotels, Restaurants & Leisure — 2.0%
Harrah’s Las Vegas PropCo, LLC Term Loan (f)	3.68%	2/13/2014		7,100	6,558,625

Household Products — 0.8%
KIK Custom Products, Inc. Second Lien Term Loan (f)	9.50%	11/17/2019		2,750	2,709,905

Media — 1.5%
Clear Channel Communications, Inc. Term Loan B (f)	3.92%	1/29/2016		5,200	4,853,888

Multiline Retail — 0.5%
JC Penney Corp., Inc. Term Loan (f)	6.00%	5/22/2018		1,625	1,633,466

Oil, Gas & Consumable Fuels — 0.2%
ATP Oil & Gas Corp. Term Loan PIK (f)	14.50%	3/1/2014		250	105,833
Panda Temple II Power LLC Term Loan B (f)	7.25%	3/28/2019		380	384,514
					490,347
Specialty Retail — 1.2%
Toys ‘R’ US Property Company I, LLC New Term Loan B (f)	6.00%	7/31/2019		4,000	3,960,000
TOTAL SENIOR LOANS (Cost $50,863,016)					51,192,498

TRADE CLAIMS — 1.3% (c)
Airlines — 1.3%
American Airlines/Citigroup Financial Products Inc. Single Dip TC Claim # 7433				4,500	4,050,000
TOTAL TRADE CLAIMS (Cost $4,065,000)					4,050,000

				Shares (000)

PREFERRED STOCKS — 0.5%
Commercial Banks — 0.5%
RBS Capital Trust B (g)	6.80%	12/29/2049		2,000	1,745,000
TOTAL PREFERRED STOCKS (Cost $1,780,115)					1,745,000

				Shares

EQUITY — 0.3%
Index — 0.3%
ProShares Short High Yield Fund				35,000	1,076,246
TOTAL EQUITY (Cost $1,108,908)					1,076,246

See Accompanying Notes to Schedule of Investments.

Description	Counterparty	Expiration date	Strike Price	Number of Contracts		Value

PUT OPTIONS PURCHASED — 0.0% (d)
Index — 0.0% (d)
iShares iBoxx High Yield Corporate Bond ETF	Stifel Nicolaus	9/21/2013	$88	2,200		$66,000
TOTAL PUT OPTIONS PURCHASED (Cost $468,683)						66,000
TOTAL LONG-TERM INVESTMENTS — 89.8% (Cost $292,613,629)						293,306,188

Security Description	Coupon	Maturity		Principal Amount (000)		Value

SHORT-TERM INVESTMENTS — 14.1%
REPURCHASE AGREEMENT — 14.1%
State Street Repurchase Agreement, dated 7/31/13, due 8/1/13 at 0.01%, collateralized by Federal National Mortgage Association obligations maturing 6/25/37 and 7/25/37, market value $46,796,593 (repurchase proceeds $45,876,158)				$45,876		$45,876,145
TOTAL SHORT-TERM INVESTMENTS — 14.1% (Cost $45,876,145)						45,876,145
TOTAL INVESTMENTS — 103.9% (Cost $338,489,774)						339,182,333

				Shares

SECURITIES SOLD SHORT — (5.5)%
EQUITY SOLD SHORT — (3.8)%
Index — (3.8)%
iShares iBoxx High Yield Corporate Bond ETF				(31,100)		(2,891,678)
iShares iBoxx Investment Grade Corporate Bond ETF				(84,031)		(9,564,225)
TOTAL EQUITY SOLD SHORT (Proceeds $12,359,488)						(12,455,903)

				Principal Amount (000)

CORPORATE BONDS & NOTES SOLD SHORT — (1.7)%
Diversified Telecommunication Services — (1.7)%
Portugal Telecom International Finance BV	5.00%	11/4/2019		EUR	(4,100)	(5,407,853)
TOTAL CORPORATE BONDS & NOTES SOLD SHORT (Proceeds $5,283,991)						(5,407,853)
TOTAL SECURITIES SOLD SHORT — (5.5)% (Proceeds $17,643,479)						(17,863,756)
OTHER ASSETS & LIABILITIES — 1.6%						5,244,949
NET ASSETS — 100.0%						$326,563,526

Percentages are calculated as a percentage of net assets as of July 31, 2013.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Defaulted security.  Issuer in bankruptcy.

(c) Non-income producing.

(d) Amount shown represents less than 0.05% of net assets.

See Accompanying Notes to Schedule of Investments.

(e) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(f) Variable rate security.  Rate shown is rate in effect at July 31, 2013.

(g) Perpetual maturity.

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
08/06/2013	CAD	71,813	$69,909	$69,579	$330	State Street Bank and Trust Co.
08/06/2013	EUR	8,456,300	11,249,985	11,090,006	159,979	State Street Bank and Trust Co.
08/06/2013	GBP	10,053,022	15,292,723	15,402,530	(109,807)	State Street Bank and Trust Co.
11/07/2013	EUR	224,257	298,445	297,432	1,013	State Street Bank and Trust Co.
11/07/2013	GBP	878,018	1,334,878	1,347,529	(12,651)	State Street Bank and Trust Co.
					38,864
Forward Foreign Currency Contracts to Sell:
08/06/2013	CAD	71,813	69,909	70,464	555	State Street Bank and Trust Co.
08/06/2013	EUR	8,456,300	11,249,985	11,076,569	(173,416)	State Street Bank and Trust Co.
08/06/2013	GBP	10,053,022	15,292,723	15,495,543	202,820	State Street Bank and Trust Co.
11/07/2013	CAD	89,007	86,452	86,239	(213)	State Street Bank and Trust Co.
11/07/2013	EUR	791,592	1,053,465	1,045,142	(8,323)	State Street Bank and Trust Co.
11/07/2013	GBP	5,553,694	8,443,453	8,497,902	54,449	State Street Bank and Trust Co.
					75,872
	TOTAL				$114,736

CAD - Canadian Dollar

EUR - Euro Currency

GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Swap Contracts:

At July 31, 2013, outstanding credit default swap contracts were as follows:

Buy Protection:

Counterparty	Reference Obligation	Credit Spread	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Citibank	Banco Bilbao Vizcaya Argentaria, SA	460	EUR	4,600,000	5.00	9/20/2018	$(315,535)	$(105,426)	$(210,109)
Citibank	Banco Bilbao Vizcaya Argentaria, SA	435	EUR	2,000,000	5.00	9/20/2018	(137,189)	(74,778)	(62,411)
Citibank	Banco Santander SA	450	EUR	4,600,000	5.00	9/20/2018	(365,321)	(132,193)	(233,128)
Citibank	Banco Santander SA	425	EUR	2,000,000	5.00	9/20/2018	(158,835)	(86,552)	(72,283)
Citibank	iTraxx EU Crossover Series 19 Version 1	416	EUR	6,500,000	5.00	6/20/2018	(342,472)	(299,229)	(43,243)
Citibank	iTraxx EU Crossover Series 19 Version 1	533	EUR	2,500,000	5.00	6/20/2018	(131,720)	42,352	(174,072)
Citibank	iTraxx Europe Sub Financials Series 19 Version 1	305	EUR	2,500,000	5.00	6/20/2018	(427,657)	(282,136)	(145,521)
Citibank	Ono Finance II PLC	626	EUR	1,875,000	5.00	9/20/2018	97,709	120,679	(22,970)
Citibank	Ono Finance II PLC	625	EUR	1,125,000	5.00	9/20/2018	58,626	72,438	(13,812)
							$(1,722,394)	$(744,845)	$(977,549)

Sell Protection:

Counterparty	Reference Obligation	Credit Spread	Notional Amount*		Receive Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Citibank	MBIA Insurance Corp.	678	USD	1,000,000	5.00	6/20/2018	$(84,939)	$(65,624)	$(19,315)
Citibank	MBIA Insurance Corp.	668	USD	1,000,000	5.00	6/20/2018	(84,939)	(62,311)	(22,628)
Citibank	MBIA Insurance Corp.	588	USD	500,000	5.00	6/20/2018	(42,469)	(16,830)	(25,639)
Citibank	MBIA Insurance Corp.	569	USD	500,000	5.00	6/20/2018	(42,470)	(13,274)	(29,196)
Citibank	MGIC Investment Corp.	503	USD	1,500,000	5.00	9/20/2018	43,723	(1,846)	45,569
							$(211,094)	$(159,885)	$(51,209)

* If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2013, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $4,500,000.

** The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

*** The quoted market prices and resulting values for credit default swap agreements on corporate bonds serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See Accompanying Notes to Schedule of Investments.

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States (Includes Short-Term Investments)	82.4%	$269,171,137
United Kingdom	5.0	16,211,458
Greece	2.9	9,296,250
France	2.7	8,636,004
Norway	2.5	8,312,187
Canada	2.2	7,194,019
Luxembourg	1.9	6,275,000
Switzerland	1.2	3,848,619
Germany	1.2	3,713,339
Ireland	0.9	3,060,470
Netherlands	0.9	3,026,100
Sweden	0.1	437,750
Total Investments	103.9%	$339,182,333

United States (securities sold short)	(3.8)%	$(12,455,903)
Portugal (securities sold short)	(1.7)	(5,407,853)
Total Securities Sold Short	(5.5)%	$(17,863,756)

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

July 31, 2013 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Investor Class and an Institutional Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION - Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data.  Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

TRADE CLAIMS — Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.  Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments.  It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on corporate issuers, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2013 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At July 31, 2013 the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $419,146 and $(304,410), respectively.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund utilizes options to manage its interest rate risk, to gain a particular exposure to interest rate risk, or to enhance return.

At July 31, 2013 the fair value of purchased put options in an asset position and whose primary underlying risk exposure is interest rate risk was $66,000.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

At July 31, 2013 the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is credit risk was $45,569 and $(1,074,327), respectively.

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost of investments	$338,489,774

Gross unrealized appreciation	$4,188,970
Gross unrealized (depreciation)	(3,496,411)
Net unrealized appreciation of investments	$692,559
Net unrealized (depreciation) on securities sold short	$(220,277)
Net unrealized appreciation	$472,282

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended July 31,2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Trade Claims — The markets in trade claims are not regulated by federal securities laws or the SEC. To the extent that pricing inputs are observable, the values of trade claims are categorized as Level 2. To the extent that pricing inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of July 31, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

	Quoted
	Prices in
	Active	Other
	Markets for	Significant	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$213,988,631	$—	$213,988,631
Convertible Bonds	—	21,175,063	—	21,175,063
Municipal Bonds		12,750	—	12,750
Senior Loans	—	51,192,498	—	51,192,498
Trade Claims		4,050,000	—	4,050,000
Preferred Stocks	—	1,745,000	—	1,745,000
Equity	1,076,246	—		1,076,246
Put Options Purchased	66,000	—	—	66,000
Repurchase Agreements	—	45,876,145	—	45,876,145
Other Financial Instruments
Forward Foreign Currency Contracts*	—	114,736	—	114,736
Credit Default Swaps*	—	45,569	—	45,569
Total Asset Position	$1,142,246	$338,200,392	$—	$339,342,638
Investments in a Liability Position
Securities Sold Short	(12,455,903)	(5,407,853)	—	(17,863,756)
Credit Default Swaps*	—	(1,074,327)	—	(1,074,327)
Total Liability Position	$(12,455,903)	$(6,482,180)	$—	$(18,938,083)

* Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

During the period ended July 31, 2013, there were no significant transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	September 26, 2013

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	September 26, 2013

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	September 26, 2013